SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                October 27, 2004
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)


                          Synergy Financial Group, Inc.
           ----------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        New Jersey                  0-50467                  52-2413926
----------------------------     -------------        ------------------------
(State or other jurisdiction      (File No.)              (IRS Employer
 of incorporation)                                     Identification Number)


310 North Avenue East, Cranford, New Jersey                    07016
--------------------------------------------               ------------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:   (800) 693-3838
                                                    ------------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          |_|  Written communications  pursuant to Rule 425 under the Securities
               Act
          |_|  Soliciting  material  pursuant to Rule 14a-12  under the Exchange
               Act
          |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
          |_| Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

                          SYNERGY FINANCIAL GROUP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 2.02  Results of Operations and Financial Condition
---------  ---------------------------------------------


         On October 27, 2004, the Registrant issued a press release to report earnings for the quarter ended September 30, 2004. A copy of the press release is furnished with this Form 8-K as exhibit 99.


Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits
---------  ------------------------------------------------------------------


     Exhibit
     Number                 Description
     ------                 -----------

       99       Press Release dated October 27, 2004

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        SYNERGY FINANCIAL GROUP, INC.



Date: October 27, 2004                  By:     /s/Kevin A. Wenthen
                                                --------------------------------
                                                Kevin A. Wenthen
                                                Senior Vice President
                                                and Chief Administrative Officer